WISDOMTREE TRUST

Supplement Dated January 15, 2013

To the Currently Effective Summary Prospectus,

Statutory Prospectus and Statement of Additional Information (“SAI”) for the WisdomTree Global Corporate Bond Fund

The following information supplements and should be read in conjunction with the Prospectuses and SAI listed above for the WisdomTree Global Corporate Bond Fund (the “Fund”).

Shares of the Fund are not currently available for purchase; however, it is anticipated that shares will be available for purchase on or about January 31, 2013.

If you would like additional information, including information about other WisdomTree Funds, please call 1-866-909-9473 or visit www.wisdomtree.com.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WIS-SP-015-0113